UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2018

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37392	46-3837784
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801

(Address of principal executive offices) (zip code)

(626) 282-0288

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.07 and Item 9.01 below, which disclosure is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As set forth in the definitive proxy statement of its board of directors (the “Board”) filed with the Securities Exchange Commission on April 30, 2018 (the “Proxy Statement”), on June 18, 2018, Apollo Medical Holdings, Inc. (the “Company”) held its 2018 annual meeting of stockholders at its offices located at 1668 S. Garfield Avenue, 3rd Floor, Alhambra, California 91801 (the “Annual Meeting”) for its stockholders to vote on five proposals:

Proposal 1:	To amend the Company’s Restated Certificate of Incorporation to eliminate the limitation on the number of directors as provided in the Proxy Statement.

Proposal 2:	To amend the Company’s Restated Certificate of Incorporation to declassify the Board as provided in the Proxy Statement.

Proposal 3:	To amend the Company’s Restated Certificate of Incorporation to clarify the voting standard for removing directors as provided in the Proxy Statement.

Proposal 4:	To elect three directors of the Company, each to hold office as provided in the Proxy Statement.

Proposal 5:	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm as provided in the Proxy Statement.

The foregoing proposals were the only proposals to be acted upon at the Annual Meeting. For additional information regarding such proposal, see the Proxy Statement.

At the close of business on April 26, 2018, the record date for the Annual Meeting (the “Record Date”), there were 33,334,059 shares of common stock, par value $0.001 per share, of the Company, issued and outstanding, each share being entitled to one vote and to be voted together as one class vote at the Annual Meeting (collectively, the “Voting Shares”). At the Annual Meeting, the holders of 21,401,269 Voting Shares were present in person or represented by proxy, constituting a quorum for the Annual Meeting. As of the Record Date, 1,111,111 shares of the Company’s Series A preferred stock and 555,555 shares of the Company’s Series B preferred stock, par value $0.001 per share, were held by Network Medical Management, Inc., a wholly-owned subsidiary of the Company, and therefore, pursuant to the Delaware General Corporation Law, such shares of preferred stock were not voted, nor counted for quorum purposes, at the Annual Meeting.

The number of votes cast for and against, as well as abstentions and broker non-votes with respect to each of Proposals 1, 2, 3 and 5, and the number of votes cast for and withheld, as well as broker non-votes with respect to Proposal 4, including a separate tabulation with respect to each director nominee for office, are set forth below:

Proposal 1 - Amendment of Certificate of Incorporation to Eliminate the Limitation on the Number of Directors:

			Broker
For	Against	Abstain	Non-Votes
20,060,122	408,647	500	932,000

Proposal 2 - Amendment of Certificate of Incorporation to Declassify the Board:

			Broker
For	Against	Abstain	Non-Votes
20,373,480	95,289	500	932,000

Proposal 3 - Amendment of Certificate of Incorporation to Clarify the Voting Standard for Removing Directors:

			Broker
For	Against	Abstain	Non-Votes
20,467,175	1,575	519	932,000

Proposal 4 - Election of Directors:

			Broker
Nominee	For	Withheld	Non-Votes
Thomas S. Lam, M.D.	20,469,269	0	932,000
David G. Schmidt	20,196,857	272,412	932,000
Michael F. Eng	20,196,313	272,956	932,000

Proposal 5 - Ratification of the Appointment of BDO USA, LLP as Independent Registered Public Accounting Firm:

			Broker
For	Against	Abstain	Non-Votes
21,136,715	156,875	107,679	0

Based on these voting results:

•	The amendments to the Company’s Restated Certificate of Incorporation to eliminate the limitation on the number of directors, to declassify the Board in a phased-in manner, and to clarify the voting standard for removing directors were adopted and approved;

•	Thomas S. Lam, M.D., David G. Schmidt and Michael F. Eng were re-elected as directors of the Company for one-year terms; and

•	The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2018 was ratified.

On June 18, 2018, a Certificate of Amendment was filed with the Delaware Secretary of State to effectuate amendments to the Company’s Restated Certificate of Incorporation to implement Proposals 1, 2 and 3 as approved and adopted at the Annual Meeting, which amendments became effective upon filing. The Board previously conditionally approved and adopted amendments to the Company’s Restated Bylaws to declassify the Board in a phased-in manner, which amendments became effective on June 18, 2018 when the amendments to the Company’s Restated Certificate of Incorporation to declassify the Board were approved and adopted.

The foregoing description of the amendments to the Company’s Restated Certificate of Incorporation and Restated Bylaws is qualified in its entirety by reference to the full text of such amendments attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment of the Company’s Restated Certificate of Incorporation
3.2	Amendments to the Company’s Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: June 21, 2018	By:	/s/ Warren Hosseinion
Name: Warren Hosseinion
Title: Co-Chief Executive Officer